As filed with the Securities and Exchange Commission on December 17, 2021
Registration Nos. 333-203628; 811-23050
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 9
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 21
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485 on [date], pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485
X	on March 9, 2022, pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company (“we,” “us” or “Great-West”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Internal Revenue Code, and 1081.01 of the Internal Revenue Code for a New Puerto Rico (each a “Retirement Plan”).
GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each Covered Fund is managed by Great-West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation Balanced Fund. Accordingly, all references to Covered Funds and Variable Accounts are applicable to The SecureFoundation Balanced Fund only, and unless Great-West offers additional Covered Funds in the future, Transfers can be made only to other investment options under your Plan. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Participation in the Contract
You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Great-West will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.
Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except that if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor.
The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GLWB Participants bear investment risk for amounts allocated to the Variable Accounts. For additional information about the Covered Funds in which the Variable Accounts invest see Appendix A: Covered Funds Available Under the Contract.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
i

As described in further detail throughout this Prospectus, the GLWB payments are made from your own Covered Fund value (i.e., withdrawals are made from your own money) until these GLWB payments reduce your Covered Fund value to $0, at which point we start using our own money to continue making the GLWB payments to you. As a result, it is possible that we may never make GLWB payments to you from our own money.
Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.
Special Disclosure for Retirement Plans Qualified under the Puerto Rico Code: To the extent the Retirement Plan is solely qualified under the Internal Revenue Code for a New Puerto Rico (the “Puerto Rico Code”), certain references to the U.S. Internal Revenue Code (or requirements thereof) in the Contract may not apply. The tax laws of Puerto Rico are different than the tax laws under the U.S. Internal Revenue Code. You should consult a tax advisor.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus. Because the Plan document determines the specific features of the Plan, including the availability of certain types of investment options, distributions, loans, and other features allowed but not required under the Code, all features of the Contract may not be available to all Retirement Plans. You should check with your Plan Sponsor for more details on the Contract features available to you.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract value. You should review this prospectus or consult with your investment professional, for additional information about the specific cancelation terms that apply.
The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The date of this Prospectus is May 1, 2022.

TABLE OF CONTENTS
Definitions
Important Information You Should Consider About the Contract
Overview of the Contract
Fee Tables
Example
Cyber Security and Business Continuity Risk
Great-West Life & Annuity Insurance Company
Separate Account
Addition, Deletion or Substitution of Funds
The Covered Funds
Reinvestment and Redemption
Payments We Receive	11
Selection of Underlying Funds
The Contract
Purchasing an Interest in the Contract
Contributions
Subsequent Contributions
GLWB Participant Account
GLWB Participant Enrollment Form and Initial Contribution
Free Look Period
Assignments and Transfers
Transaction Date
GLWB Participant Account Value
Changes to the Contract
Benefits Available Under the Contract
The Guaranteed Lifetime Withdrawal Benefit
The Guarantee Benefit Fee
How the GLWB Works
The Accumulation Phase
Covered Fund Value
Benefit Base
Subsequent Contributions to Your GLWB Participant Account
Ratchet Date Adjustments to the Benefit Base
Excess Withdrawals During the Accumulation Phase
Transfers
Loans
Death During the Accumulation Phase
The Withdrawal Phase
Installments
Calculation of Installment Amount
Installment Frequency Options
Suspending and Re-Commencing Installments After a Lump Sum Distribution
Automatic Resets of the GAW During the Withdrawal Phase
Effect of Excess Withdrawals During the Withdrawal Phase
Death During the Withdrawal Phase
The Settlement Phase
Divorce Provisions under the GLWB
During the Accumulation Phase
During the Withdrawal Phase

During the Settlement Phase
Effect of Annuitization	26
Charges and Deductions
Variable Asset Charge
Guarantee Benefit Fee
Contract Maintenance Charge
Premium Tax Deductions
Other Taxes
Expenses of the Covered Funds
Amounts Remitted to the Plan
Requesting Transfers
Market Timing and Excessive Trading
Annuity Payment Options
Taxation of the Contract and the GLWB
Contract Termination
Voting Rights
Payment of Withdrawal Proceeds
Distribution of the Contracts
State Variations
Rights Reserved by Great-West
Unclaimed and Abandoned Property	35
Legal Proceedings
Independent Registered Public Accounting Firm
Independent Auditor
Available Information
Appendix A – Covered Funds Available Under the Contract	A-1
Appendix B - State Variations	B-1

Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your GLWB Participant Account Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: As applicable, the Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986. Additionally, as applicable, the Internal Revenue Code for a New Puerto Rico, as amended, and related laws and regulations.
Contract: An agreement between Great-West and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.
Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.
Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Great-West under the Contract on your behalf and allocated to a GLWB Participant Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.
Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.
Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund or to another Plan investment.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account or the Separate Account.
GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Accounts.
GLWB Participant Account Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values credited to the GLWB Participant Account.
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have processed the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.
Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.

Puerto Rico Code: The Internal Revenue Code for a New Puerto Rico, as amended, and all related laws and regulations which are in effect during the term of the Contract.
Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.
Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.
Retirement Plan: A plan established under Section 401(a), 403(b), or 457(b) of the Code or Section 1081.01 of the Puerto Rico Code.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another investment option offered by the Plan.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges
The Contract does not impose any fee on transfers from the Covered Fund to another plan investment, but any transfer out of the Covered Fund is treated as a withdrawal from the Covered Fund. A withdrawal from the Covered Fund that is an Excess
Withdrawal may reduce the guaranteed payment that you receive under the GLWB.

Because there is only one available Covered Fund, Transfers can be made only to other investment options under your Plan. A request for withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in GLWB and the Contract, your Benefit Base will be reduced to zero.
Excess Withdrawals during the Accumulation Phase; Excess Withdrawals during the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year.			Fee Table; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	[to be filed by amendment]%	[to be filed by amendment]%
	Investment options (Fund fees and expenses)[2]	[to be filed by amendment]%	[to be filed by amendment]%
1 As a percentage of average GLWB Participant Account Value. The fee is calculated by (i) taking the average Participant Account Value and applying The Guarantee
Benefit Fee (which is a component of the Base Contract fees, and is assessed separately as a percentage of and deducted from the Covered Fund(s) in which you invest); and the Variable Asset Charge (maximum and minimum) as a percentage of average Participant Account Value. (ii) For the Maximum Annual Fee, the Contract
Maintenance Charge of $100 would be added to the dollar amount result in (i), above, in order to calculate the final percentage amount. Currently, there are no
Variable Asset Charges and no Contract Maintenance Charge.
2 As a percentage of Covered Fund assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $[to be filed by amendment]	Highest Annual Cost: $[to be filed by amendment]
	Assumes: Investment of $100,000 •5% annual appreciation •Least expensive Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals	Assumes: Investment of $100,000 •5% annual appreciation •Most expensive Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals
RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.			Principal Risks
Not a Short Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.			Principal Risks

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•Each Covered Fund has its own unique risks.
•You should review the prospectus for each Covered Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-
paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about GWLA, including its financial strength ratings, is available upon request. You may make such request by calling 866-696-8232 or visiting www.greatwestinvestments.com.
Principal Risks
RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
GWLA reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of
GLWB Participant Account Value.

At least one Covered Fund will always be available for investment under the
Contract.
The Covered Fund – Selection of Underlying Funds
Optional Benefits
•We reserve the right to modify, restrict, suspend or eliminate the Transfer privilege at any time. Transfers may also be subject to terms and conditions imposed by the Covered Fund.
•Withdrawals that exceed limits specified by the Guaranteed Lifetime Withdrawal
Benefit may reduce the guaranteed payments you receive under the benefit.
Requesting Transfers
TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Taxes
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. If your registered representative is a
GWFS insurance agent, they are also eligible for certain cash and non-cash benefits from Great West or its affiliates to promote the sale of the Contracts or other products distributed by GWFS, including the Covered Fund under the Contract.
Cash payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents may receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products and cash incentives may be based on performance measurements, such as the net amount invested in certain Covered Funds through the Contract. Non-cash compensation may include prizes, such as travel awards, merchandise and pay for travel expenses, meals, lodging and entertainment in connection with educational and sales promotional programs. Representatives and their supervisors qualify for such benefits. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution of the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this prospectus.
N/A

Overview of the Contract
What is this Contract, and what is it designed to do? The Great-West SecureFoundation®II Variable Annuity Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Code and 1081.01of the Internal Revenue Code of Puerto Rico as an investment option for their participants. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in individual series of the Great-West SecureFoundation®Funds offered as investment options under the Contract (each a “Covered Fund”), provided that the conditions of the GLWB are satisfied. The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Funds and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance.
The GLWB is a standard feature of the Contract. Participants who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to a Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law and the terms of the Retirement Plan. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. GWLA reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals are treated as an Excess Withdrawal, which result in a proportional reduction of your Benefit Base. Consequently, as explained later in this prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal.
A list of the Covered Funds available for investment under the Contract is provided at the back of this Prospectus. See Appendix A: Covered Funds Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund(s) that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties and may not be permitted if you are actively employed by the Contractowner. You may not make any additional new Contributions after the Withdrawal Phase has begun. But transfers from other investment options offered in the Plan and rollovers are allowed throughout the Withdrawal Phase.
Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as custodial or advisory fees. During the Settlement Phase, we continue to make Installments at the GAW for the life of the GLWB Participant (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long the GLWB Participant (and surviving Covered Person) lives and the performance of the Covered Funds. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to the GLWB Participant.

While GAWs continue for the GLWB Participant under the terms of the GLWB, the GLWB does not have other rights or benefits under the Contract. The GLWB Participant may not make additional Contributions, and Distributions and Transfers are not permitted.
Option to Annuitize
If the Code and the Plan permit, a GLWB Participant may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, a GLWB Participant may no longer take withdrawals from the GLWB Participant Account Value.
Additional Contract Features of the Contract
Death Benefit
•If a GLWB Participant dies during the Accumulation Phase, the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Plan or Code.
•If a GLWB Participant without a joint Covered Person dies during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining GLWB Participant Account Value will be distributed in accordance with the Code or the terms of the Plan.
•If a GLWB Participant dies after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Plan and the Contract.
Loans
During the Accumulation Phase and Withdrawal Phase, a GLWB Participant may elect to take a loan on his or her GLWB Participant Account Value if permitted by the Code and the terms of the Plan. Any amount withdrawn from the Covered Funds to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base.
Fee Tables
The following tables describe the fees and expenses that you, as a GLWB Participant, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you elect to participate in the Contract, surrender or make withdrawals from your GLWB Participant Account Value or transfer Participant Account Value between Covered Funds. State Premium Tax may also be deducted.
Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.50%	1.20%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

2 Base Contract Expenses include the Variable Asset Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
The next item shows the minimum and maximum total operating expenses charged by the Covered Funds as of December 31, 2021 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Funds Available Under the Contract.
Annual Covered Funds Operating Expenses [to be filed by amendment]	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	%	%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include GLWB Participant transaction expenses, annual Contract expenses and Covered Fund fees and expenses.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Covered Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period: [to be filed by amendment]
1 year	3 years	5 years	10 years
(2) If you annuitize your Contract or do not surrender your Contract at the end of the applicable period: [to be filed by amendment]
1 year	3 years	5 years	10 years
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GWLB will reduce the amount of guaranteed payments for which you are eligible.
Risks Associated with Covered Funds. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your GLWB Participant Account Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Contract Termination. Contract Owner or the Company may terminate the Contract,
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591/2 may be subject to a tax penalty.

Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company has primary responsibility for administration of the Contract and the Separate Account, and is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States. was The Company’s executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Separate Account
Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Accounts. Your GLWB Participant Account Value allocated to the Variable Accounts and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Funds. You bear the full investment risk for all Contributions allocated to the Variable Accounts.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering one or more existing Covered Funds, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify the Plan Sponsor whenever any Covered Funds are to be changed. If we cease offering one or more Covered Fund(s), we will offer new fund(s) as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
If any of the above actions result in a material change in the underlying investments of a Variable Account in which GLWB Participants are invested, Great-West will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change(s), communicate the timeline and effective date of any account change, provide information on the fees received by Great-West, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Great-West is provided notice from a fund company that results in a change to the investment options available under the Plan, Great-West will provide Plan Sponsor with notice of that change as soon as administratively feasible.
If Great-West does not receive an objection from Plan Sponsor to a Great-West-initiated change, Great-West will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Great-West receives a written Request for a different allocation.
If Plan Sponsor provides written objection to Great-West within the sixty (60) calendar day notice period, Great-West will not make the fund change at issue. If Plan Sponsor objects to the fund change, Great-West may terminate the Contract.
Great-West reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate Variable Accounts;
•to close certain Variable Accounts to new allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;

•to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;
•subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;
•subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Plan Sponsor.
The Covered Funds
Information about each Covered Fund, including (1) its name; (2) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A: Covered Funds Available Under the Contract, which is located at the back of this prospectus. Each Covered Fund has issued a prospectus that contains more detailed information. Copies of the Covered Funds’ prospectuses are available online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You may also request copies of the prospectuses at no cost by calling (866) 831-7129 or sending an e-mail to email@greatwestfunds.com.
Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. In addition, each Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Funds are available under the Contract.
Meeting investment objectives of the Covered Funds depends on various factors, including, but not limited to, how well the fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives. Currently, all Covered Funds are available in all states. If any Covered Fund is not available in all states, that Covered Fund will be listed in an appendix to this Prospectus.
Reinvestment and Redemption
All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.
Selection of Underlying Funds
Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Great-West Funds at least in part because it is managed by our directly owned subsidiary.
Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants. At least one Covered Fund will always be available for investment under the Contract.

You are responsible for choosing the Covered Fund(s), and the amount allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Fund(s) in which you are invested. In selecting your Variable Account investment, we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund(s) including each Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular Covered Fund. Nor do we provide investment advice.
The Contract
The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.
Purchasing an Interest in the Contract
Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or a GWFS representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.
Contributions
Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB.
Great-West reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.
Subsequent Contributions
Great-West will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Great-West will allocate Contributions on the Valuation Date we receive them.
GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to Plan Participants, to refuse any Contribution. Exercising this right may limit your ability to increase your Benefit Base by making additional Contributions. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Great-West’s prior approval.
GLWB Participant Account
When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Great-West, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet.
GLWB Participant Enrollment Form and Initial Contribution
If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Accounts according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five

Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great-West receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix B. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
GLWB Participant Account Value
Your GLWB Participant Account Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)
 is the net result of:
(i) the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.

The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your GLWB Participant Account Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners and may notify GLWB Participants of any changes that affect their Contract.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides the GLWB Participant guaranteed minimum lifetime income without regard to the performance of the Covered Funds, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 1.20%	Must be invested in one or more Covered Fund(s) made available under the Contract; Must pay the Guarantee Benefit Fee when due.
Death Benefit
If the GLWB Participant dies
during the Accumulation
Phase or the Withdrawal
Phase, the GLWB will
terminate, and the remaining
GLWB Participant Account
Value will be distributed to
the beneficiary in accordance
with the Code, the terms of
the Plan and the terms of the
Contract. If the GLWB
Participant dies during the
Withdrawal Phase while a
joint Covered Person is still
living, the joint Covered
Person will continue to
receive GAWs for the
remainder of his or her life.
		Standard	None

Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Loan	A GLWB Participant may take a loan on his or her GLWB Participant Account Value during the Accumulation Phase or the Withdrawal Phase if permitted by the Code and the terms of the Plan.	Standard	None
•Must be permitted by
the Code and the
terms of the Plan.
•Any amount
withdrawn from
Covered Fund Value
to fund the loan will
be treated be as an
Excess Withdrawal,
which will result in a
proportional
reduction of your
Benefit Base and
may reduce the
Benefit Base more
than the amount of
the withdrawal.

The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.
The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:
•longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.

If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial advisor before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See “Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans,” below.
Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated separately for your GLWB Participant Account Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.
Another consequence of calculating the GLWB separately for GLWB Participant Account Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.20%.
You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. For the Great- West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee on the GLWB Trigger Date.
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.

How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner. Your ability to make additional Contributions may be limited after you begin receiving Installments under the GLWB.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.
Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any SecureFoundation® Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.

If the Contract is added to an employer sponsored retirement plan with another Great-West guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your GLWB Participant Account
Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.
All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase

During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.
The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of GLWB Participant Account Value between Variable Accounts that invest in Covered Funds or to other investment options available in the Plan are treated as withdrawals - which during the Accumulation Phase are all Excess Withdrawals - from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. With respect to any Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result only in a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.
Loans
During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will not participate in the performance of the Covered Fund. In addition, any such withdrawal from the Covered Fund Value will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Loan repayments to the Covered Fund(s) will increase the Benefit Base dollar-for-dollar and are invested in the Covered Fund dollar-for-dollar.
Death During the Accumulation Phase
If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to each Covered Fund. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering a Great-West approved GLWB feature available in Puerto Rico.
If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the GLWB Participant’s death.

The Withdrawal Phase
The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1∕2. The Retirement Plan and the Code may impose other limitations on distributions. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan. In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Great-West.
Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, the GLWB Participant may not make any additional new Contributions, although Transfers from other investment options offered in the Plan and rollovers are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will become the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.

The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The GLWB Participant may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution

After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another, or outside the Contract to another Plan investment option. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit

Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
If a GLWB Participant Requests a Distribution or Transfer over the telephone, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500

Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.
RMD Numerical Example #2:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.
You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
If your Retirement Plan is solely qualified under the Puerto Rico Code, RMDs generally do not apply. You should consult a tax advisor.
Death During the Withdrawal Phase
If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.
If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.
Any election made by the beneficiary is irrevocable.

The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.
Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.
Divorce Provisions under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.
During the Accumulation Phase
Great-West will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.
If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.

During the Withdrawal Phase
Great-West will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.
With respect to the Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a QDRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate.

Charges and Deductions
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above.
The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:
•Size of the prospective group;
•Projected annual contributions for all GLWB Participants in the group;
•Frequency of projected Distributions;
•Type and frequency of administrative and sales services provided; and
•Level of any applicable administrative charge.
Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 1.20% of Covered Fund Value.
The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The deduction will be pro-rated among the Covered Funds in which you invest.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable

Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Funds
The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If a Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.
Amounts Remitted to the Plan
Great-West, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Funds.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value among the Variable Accounts or to other investment options within the Plan by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
Currently only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. Transfers can be made only to other investment options under your Plan. A request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being Transferred;
•the Variable Accounts from which the Transfer is to be made; and
•the Variable Accounts or other investment option that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable Accounts or other investment options each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.

We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Funds more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.
If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted GLWB Participants will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund(s).
Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.
We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.
The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.
Annuity Payment Options
You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee.
You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the GLWB Participant Account Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your GLWB Participant Account Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Participant Account Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date of the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Participant Account Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.

Other annuity payment options permitted under the Plan and acceptable to Great-West may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your GWFS representative to determine the annuity payment options available under your Contract.
Annuity payments may be less than payments guaranteed by the GLWB, and participation in the Contract may not be appropriate for GLWB Participants who plan to annuitize.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).
Qualified Contracts
Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1∕2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.
We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.
Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.
Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such Plans that are sponsored by a governmental employer. Under such Plans a GLWB Participant may specify the form of investment in which his or her participation will be made.
Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1∕2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and an eligible designated beneficiary; (d) distributions if a plan sponsor eliminates a lifetime income investment from the retirement plan; and (e) certain other distributions specified in the Code.
Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949) or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.
Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:
•We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.
•If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.
•The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Funds, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.
•The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.

Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA- covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.
Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.
Contract Termination
Either Great-West or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).
If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Generally, effective January 1, 2020, if the Plan Sponsor eliminates a lifetime income investment from the Retirement Plan, GLWB Participants may be eligible to receive a Distribution 90 days prior to the date such lifetime income investment is no longer available. Please consult with your Plan Sponsor and/or qualified tax advisor.
On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Great-West will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Plan Sponsor must provide any information or instructions Great-West may reasonably require.
The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.
A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund(s) and will apply to the new GLWB feature. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering a Great-West approved GLWB feature available in Puerto Rico.

If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.
The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in each Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.
Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.

In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix B to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you had made to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company as of and for the year ended December 31, 2021, included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Available Information
This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.
The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account.
The SAI contains more specific information relating to the Series Account and Great-West, such as:
•general information;
•information about Great-West Life & Annuity Insurance Company and the Separate Account;
•services;
•withholding; and
•financial statements.

Appendix A – Covered Funds Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the Covered Funds is available in the prospectuses for the Covered Funds, which may be amended from time to time and can be found online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You can also request this information at no cost by calling (866) 831-7129 or sending an email request to email@greatwestfunds.com.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.
COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES [to be filed by amendment]	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021) [to be filed by amendment]
			1 YEAR	5 YEAR	10 YEAR
Balanced	Great-West SecureFoundation® Balanced Fund Adviser: Great-West Capital Management, LLC Sub-Adviser: N/A	[__%]	[__%]	[__%]	[__%]
A-1

Appendix B - State Variations
STATE	CONTRACT
AL
AK
AZ
AR
CA
Contract:

SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract
This Contract, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

SECTION 15. CONTRACT TERMINATION
15.06 Other Termination
This Contract and the GLWB will automatically terminate if: (i) the Plan Sponsor discontinues the use of a Great-West approved Covered Fund, (ii) Great-West is unable to collect the Guarantee Benefit Fee; or (iii) Great-West cannot effectively administer the GLWB as a result of a Plan Sponsor action, including but not limited to the Plan Sponsor hiring a retirement plan recordkeeper that cannot reasonably and timely provide Great-West the necessary data to effectively administer the GLWB. Should this Contract terminate under this Section 15.06, the Plan Sponsor, rather than Great-West, shall be deemed to have terminated this Contract in accordance with Sections 15.02 and 15.03 of this Contract.

CO
CT
Contract:

SECTION 14. Other Contract Provisions
14.02 Misstatement of Age or Death
If Installments or annuity payments made were too large because of a misstatement of age, Great-West may deduct the difference from the next payment or payments. If payments were too small, Great-West may add the difference to the next payment.

DC
DE
FL
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD

STATE	CONTRACT
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
Contract:

SECTION 6. contributions
5.01 Contributions
Great-West reserves the right to limit the type of contributions to the extent it is inconsistent with applicable law.

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

SECTION 12. ANNUITY PAYMENT OPTIONS
12.02 Annuity Payment Options
Great-West will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’
advance written notice to the Plan Sponsor. However, Great-West cannot change this guaranteed actuarial basis for the first 60 months after the Contract Date. After the first 60 months of the Contract, unless Great-West and Plan Sponsor otherwise agree in writing, Great-West will only change the guaranteed actuarial basis once in any sixty (60) month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Great-West offers to any other
Contractowner in the same class as this Contract at the time of such change. The change will only apply to Contributions made after the effective date of the change.

SECTION 13. CONTRACT CHARGES AND OTHER FEES
13.04 Covered Fund Expenses
The provider of a Covered Fund may assess redemption fees not to exceed 5.00%. Any such fees will be deducted from
GLWB Participant Account Value.

PA

STATE	CONTRACT
Puerto Rico
Contributions
Great-West reserves the right, after providing advance written notice to GLWB Participants, to stop accepting
Contributions if (1) required by law, (2) if Great-West were no longer able to support the guarantees under this Contract, or (3) if Great-West were to stop selling this Contract.
Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 Transfers per calendar year and is communicated to the Plan
Sponsor and GLWB Participants in accordance with Section 16.08 of this Contract
Termination of the GLWB
The GLWB will automatically terminate for a GLWB Participant as provided in this Contract for reasons set forth below:
- on the Annuity Commencement Date described in Section 12.
- upon proof of death, received in Good Order of the GLWB Participant if there is no surviving Covered Person or, if there are joint Covered Persons, upon proof of death, received in Good Order, of the second to die if the second Covered
Person continues the Contract.
- if Great-West does not receive the Guarantee Benefit Fee assessed on a GLWB Participant’s Account Value on the date the fee is due.
- if the Plan Sponsor discontinues the use of a Great-West approved Covered Fund and does not consent to transfer such
Covered Fund to a comparable Covered Fund currently made available by Great-West
- if the Plan contains a small account payout provision that is activated and the GLWB Participant does not elect a rollover distribution to an Individual Retirement Account (“IRA”) or an Individual Retirement Annuity that offers a Great-West approved GLWB feature.
- if the Plan Sponsor terminates this Contract and the GLWB Participant is not in the Settlement Phase (as described in
Section 15.03).
Premium Tax: In Puerto Rico, there is no deduction for premium tax.
Certificate or Other Statement
Great-West will issue a certificate for delivery:
- to each GLWB Participant a certificate that complies with 26 L.P.R.A. § 1409

RI
SC
SD
TN
TX	Contract: Cover Page The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by the Contractowner.
UT
VT
VA
Contract

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Great-West may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

WA	GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV
WI

STATE	CONTRACT
WY

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2022, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (866) 696-8232. You may also obtain copies of the Prospectus, material incorporated by reference and another information regarding GWLA.
Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000158015.
5

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
VARIABLE ANNUITY-8 SERIES ACCOUNT
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2022, which is available without charge by contacting our Administrative Offices at P.O. Box 173920, Denver, Colorado 80217-3921, or at (866) 696-8232.
The date of this Statement of Additional Information is
May 1, 2022
i

TABLE OF CONTENTS
Page
GENERAL INFORMATION
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
LEGAL MATTERS
SERVICES
Independent Auditor
WITHHOLDING
FINANCIAL STATEMENTS
ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company (“Great-West”), the issuer of the Contract, is a stock life insurance company that qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York.
The Company was originally organized under the laws of the State of Kansas as the National Internment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation, prior to adopting our current name in 1982. In September 1990, the Company was re-domesticated and is now organized under the laws of the state of Colorado.
Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve SEC supervision of the Separate Account or Great-West.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
1

B. Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
[To be filed by amendment]
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
2

PART C
OTHER INFORMATION
Item 27. Financial Statements and Exhibits
(a)	Financial Statements

The balance sheets of Great-West Life & Annuity Insurance Company (the
“Depositor”) and subsidiaries as of December 31, 2021 and 2020, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2021, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31,
2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented [will be filed by amendment].

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of
Depositor authorizing the establishment of Registrant is
incorporated by reference to Form N-4 Registration
Statement filed April 24, 2015 (File No. 333-203628).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and
GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on October 7, 2015 (File No.
333-203628).

	(4)	(a) Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(4)	(b) Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333- 203628).
	(6)	(a)
Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015
(File No. 333-203628).

	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on October 7, 2015 (File No. 333-203628).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on October 7, 2015 (File No. 333-203628).

	(9)	Not Applicable.
	(10)	Not Applicable.

(11)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
(12)	(a) Written Consent of Eversheds Sutherland (US) LLP [to be filed by amendment].
(b) Written Consent of Deloitte & Touche LLP [to be filed by amendment].
(13)	Not Applicable.
(14)	Not Applicable.
(15)
Powers of Attorney for Directors Bernbach, Bienfait, Carney, Coutu, A. Desmarais, P. Desmarais, Jr.,
Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Selitto, Tretiak and Walsh
[incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 to Form N-4 Registration
Statement filed on April 23, 2021 (File No. 333-203628)].

Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
T. Wilson	(2)	Chief Product Officer

Name	Principal Business Address	Positions and Offices with Depositor
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2021
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below. [To be filed by amendment]

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and

	(b)	The individual reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and

(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-
ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of
the corporation as a director, officer, trustee or employee
of the other company or entity in accordance
with Indemnification Procedures approved by the Board
of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of GWL&A,
Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of GWL&A NY.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer

Name	Principal Business Address	Positions and Offices with Underwriter
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Great-West Life & Annuity Insurance Company, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.
Item 35. Other Undertakings and Representations
Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 17th day of December, 2021.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great- West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	December 17, 2021
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	December 17, 2021
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	December 17, 2021
Andra S. Bolotin
/s/ John L. Bernbach	Director	December 17, 2021
John L. Bernbach*
/s/ Robin Bienfait	Director	December 17, 2021
Robin Bienfait*
/s/ Jeff Carney	Director	December 17, 2021
Jeff Carney*
/s/ Marcel R. Coutu	Director	December 17, 2021
Marcel R. Coutu*
/s/ André R. Desmarais	Director	December 17, 2021
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	December 17, 2021
Paul G. Desmarais, Jr.*
Director
Gary A. Doer

	Signature	Title	Date
	/s/ Gregory J. Fleming	Director	December 17, 2021
Gregory J. Fleming*
	/s/ Claude Généreux	Director	December 17, 2021
Claude Généreux*
	/s/ Alain Louvel	Director	December 17, 2021
Alain Louvel*
	/s/ Paula B. Madoff	Director	December 17, 2021
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	December 17, 2021
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	December 17, 2021
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	December 17, 2021
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	December 17, 2021
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	December 17, 2021
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	December 17, 2021
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	December 17, 2021
Ryan L. Logsdon